EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Thomas J. Dostart, Baxter F. Phillips, Jr. and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by the Company with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2005, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 8th day of February, 2006.

/s/ JOHN C. BALDWIN, M.D.
Name:	Dr. John C. Baldwin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Thomas J. Dostart, Baxter F. Phillips, Jr. and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by the Company with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2005, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 21st day of February, 2006.

/s/ JAMES B. CRAWFORD
Name:	James B. Crawford

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Thomas J. Dostart, Baxter F. Phillips, Jr. and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by the Company with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2005, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 8th day of March, 2006.

/S/ ROBERT H. FOGLESONG
Name:	Gen. Robert H. Foglesong (ret.)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Thomas J. Dostart, Baxter F. Phillips, Jr. and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by the Company with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2005, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 21st day of February, 2006.

/s/ E. GORDON GEE
Name:	Chancellor E. Gordon Gee

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Thomas J. Dostart, Baxter F. Phillips, Jr. and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by the Company with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2005, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 6th day of February, 2006.

/s/ WILLIAM R. GRANT
Name:	William R. Grant

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Thomas J. Dostart, Baxter F. Phillips, Jr. and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by the Company with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2005, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 21st day of February, 2006.

/s/ BOBBY R. INMAN
Name:	Admiral Bobby R. Inman (ret.)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Thomas J. Dostart, Baxter F. Phillips, Jr. and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by the Company with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2005, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 8th day of February, 2006.

/s/ DAN R. MOORE
Name:	Dan R. Moore

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of Massey Energy Company, a Delaware corporation (the “Company”), does hereby constitute and appoint Thomas J. Dostart, Baxter F. Phillips, Jr. and Jeffrey M. Jarosinski, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K (“Form 10-K”) and any and all amendments thereto (including post-effective amendments) to be filed by the Company with the Securities and Exchange Commission (the “Commission”) for the purpose of filing the Form 10-K for the fiscal year ended December 31, 2005, and to file such Form 10-K and any and all such amendments and any and all exhibits thereto, and any and all information and documents in connection therewith, with the Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming as his own act and deed all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature as of this 9th day of February, 2006.

/s/ MARTHA R. SEGER
Name:	Dr. Martha R. Seger